SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K
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                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 7, 2001


                          CAROLINA BANK HOLDINGS, INC.
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             (Exact name of Registrant as specified in its charter)


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      North Carolina                                     000-31877                         56-2215437
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(State or other jurisdiction of incorporation)     (Commission File No.)         (IRS Employer Identification No.)
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              2604 Lawndale Drive, Greensboro, North Carolina 27408
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (336) 288-1898


                                 Not Applicable
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                 (Former address of principal executive offices)

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Item 5  Other Events and Regulation FD Disclosure
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Carolina Bank Holdings, Inc. successfully completed a private placement of Three
Million Dollars ($3,000,000) of trust preferred securities, through the formation of a Delaware Business Trust with Wilmington Trust Company,
Wilmington, Delaware, as trustee. The trust preferred securities were priced at The Wall Street Journal prime rate plus fifty (50) basis points. The transaction closed on March 7, 2001. Carolina Bank Holdings, Inc. intends to use the proceeds, which will increase Tier I capital, to support continued growth of Carolina Bank, the bank subsidiary of Carolina Bank Holdings, Inc.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CAROLINA BANK HOLDINGS, INC.



                                            By:   /s/ Robert T. Braswell
                                                  -------------------------
                                                  Robert T. Braswell
                                                  President and CEO



Dated: March 20, 2001


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                                  EXHIBIT INDEX
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 Exhibit
  Number                         Description of Exhibit
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                                    Press release of                      Incorporated by Reference
                              Carolina Bank Holdings, Inc.                       to Form 8-K
    99                            dated March 20, 2001                      dated March 20, 2001
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